UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2002

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming (State or other jurisdiction of incorporation or organization)	1-7627 (Commission File Number)	74-1895085 (I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600
Houston, Texas 77024-3411
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 688-9600

ITEM 9. REGULATION FD DISCLOSURE.

        On August 1, 2002, each of the Principal Executive Officer, James R. Gibbs, and Principal Financial Officer, Julie H. Edwards, of Frontier Oil Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

Exhibits.

99.1 - Statement Under Oath of Principal Executive Officer dated August 1, 2002. Filed with this document.

99.2 - Statement Under Oath of Principal Financial Officer dated August 1, 2002. Filed with this document.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION

By:	/s/ Julie H. Edwards —————————————————— Julie H. Edwards Executive Vice President - Finance & Administration, Chief Financial Officer

Date:  August 1, 2002

EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, James R. Gibbs, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Frontier Oil Corporation, and, except as corrected or supplemented in a subsequent covered report:
•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's audit committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:
•	the 2001 Annual Report on Form 10-K filed with the Commission of Frontier Oil Corporation;
•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Frontier Oil Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
•	any amendments to any of the foregoing.

/s/ James R. Gibbs	Subscribed and sworn to before me this
Name: James R. Gibbs	1st day of August, 2002.
(principal executive officer)

Date: August 1, 2002
/s/ Bernice Bludau
Notary Public My Commission Expires: June 13, 2006

EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
EXCHANGE ACT FILINGS

I, Julie H. Edwards, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Frontier Oil Corporation, and, except as corrected or supplemented in a subsequent covered report:
•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).
(2)	I have reviewed the contents of this statement with the Company's audit committee.
(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:
•	the 2001 Annual Report on Form 10-K filed with the Commission of Frontier Oil Corporation;
•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Frontier Oil Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
•	any amendments to any of the foregoing.

/s/ Julie H. Edwards	Subscribed and sworn to before me this
Name: Julie H. Edwards	1st day of August, 2002.
(principal financial officer)

Date: August 1, 2002
/s/ Bernice Bludau
Notary Public My Commission Expires: June 13, 2006